SPDR® SERIES TRUST

SPDR® Russell 2000® ETF

Supplement dated August 25, 2016 to the Prospectus dated October 31, 2015, as supplemented

Effective August 31, 2016 (the “Effective Date”), SSGA Funds Management, Inc., the investment adviser (the “Adviser”) to the SPDR® Russell 2000® ETF (the “Fund”), has agreed to reduce the management fee of the Fund from 0.12% to 0.10% of the Fund’s average daily net assets.

Accordingly, as of the Effective Date, the “Fees and Expenses of the Fund” table on page 9 of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Fund Shares”). This table and the Example below reflect the expenses of the Fund and do not reflect brokerage commissions you may pay on purchases and sales of Fund Shares.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment):

Management fees[1]	0.10%
Distribution and service (12b-1) fees[2]	0.00%
Other expenses	0.00%

Total annual Fund operating expenses[1]	0.10%

[1]	The Fund’s “Management fees” and “Total annual Fund operating expenses” have been restated to reflect a reduction in the Fund’s “Management fees.”
[2]	The Fund has adopted a Distribution and Service (12b-1) Plan pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the SPDR® Series Trust’s Board of Trustees has determined that no such payments will be made through the next twelve (12) months of operation.

In addition, as of the Effective Date, the information under the heading “Example” on page 9 of the Fund’s prospectus is deleted in its entirety and replaced with the following:

EXAMPLE:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR 1	YEAR 3	YEAR 5	YEAR 10
$10	$32	$56	$128

As of the Effective Date, all additional references in the Fund’s Prospectus to the Fund’s management fee are revised as indicated above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

TWOKSUPPA1